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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY



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                                                      STATE OR OTHER JURISDICTION
 EXACT NAME OF SUBSIDIARY                                OF INCORPORATION OR
 AS SPECIFIED IN ITS CHARTER                                 ORGANIZATION
 ---------------------------                          ---------------------------
 American Signs, Inc.                                          Washington
 Canadian TODS Limited                                    Nova Scotia, Canada
 Colorado Logos, Inc.                                           Colorado
 Delaware Logos, L.L.C.                                         Delaware
 Florida Logos, Inc.                                            Florida
 Hardin Development Corporation                                 Florida
 Kansas Logos, Inc.                                              Kansas
 Kentucky Logos, LLC                                            Kentucky
 Lamar Advertising of Colorado Springs, Inc.                    Colorado
 Lamar Advertising of Kentucky, Inc.                            Kentucky
 Lamar Advertising of Michigan, Inc.                            Michigan
 Lamar Advertising of South Dakota, Inc.                      South Dakota
 Lamar Advertising of Youngstown, Inc.                          Delaware
 Lamar Air, L.L.C.                                             Louisiana
 Lamar Electrical, Inc.                                        Louisiana
 Lamar OCI North Corporation                                    Delaware
 Lamar OCI South Corporation                                  Mississippi
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
                                                      STATE OR OTHER JURISDICTION
 EXACT NAME OF SUBSIDIARY                                OF INCORPORATION OR
 AS SPECIFIED IN ITS CHARTER                                 ORGANIZATION
 ---------------------------                          ---------------------------
 Lamar Pensacola Transit, Inc.                                  Florida
 Lamar Tennessee, L.L.C.                                       Tennessee
 Lamar Texas General Partner, Inc.                             Louisiana
 Lamar Texas Limited Partnership                                 Texas
 Michigan Logos, Inc.                                           Michigan
 Minnesota Logos, Inc.                                         Minnesota
 Missouri Logos, LLC                                            Missouri
 Nebraska Logos, Inc.                                           Nebraska
 Nevada Logos, Inc.                                              Nevada
 New Mexico Logos, Inc.                                        New Mexico
 Ohio Logos, Inc.                                                 Ohio
 Outdoor Promotions West, LLC                                   Delaware
 Parsons Development Company                                    Florida
 Revolution Outdoor Advertising, Inc.                           Florida
 South Carolina Logos, Inc.                                  South Carolina
 Tennessee Logos, Inc.                                         Tennessee
 Texas Logos, L.P.                                               Texas
 TLC Properties II, Inc.                                         Texas
 TLC Properties, Inc.                                          Louisiana
 TLC Properties, L.L.C.                                        Louisiana
 Transit America Las Vegas, L.L.C.                              Delaware
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
                                                      STATE OR OTHER JURISDICTION
 EXACT NAME OF SUBSIDIARY                                OF INCORPORATION OR
 AS SPECIFIED IN ITS CHARTER                                 ORGANIZATION
 ---------------------------                          ---------------------------
 Triumph Outdoor Holdings, LLC                                  Delaware
 Lamar Transit Advertising of New Orleans, LLC                  Delaware
 Triumph Outdoor Rhode Island, LLC                              Delaware
 Utah Logos, Inc.                                                 Utah
 Virginia Logos, LLC                                            Virginia
 The Lamar Company, L.L.C.                                     Louisiana
 Lamar Advertising of Penn, LLC                                 Delaware
 Lamar Advertising of Louisiana, L.L.C.                        Louisiana
 Lamar Florida, Inc.                                            Florida
 Lamar Advan, Inc.                                            Pennsylvania
 Lamar Advertising of Iowa, Inc.                                  Iowa
 Lamar T.T.R., L.L.C.                                           Arizona
 Lamar Central Outdoor, Inc.                                    Delaware
 Lamar Advantage GP Company, LLC                                Delaware
 Lamar Advantage LP Company, LLC                                Delaware
 Lamar Advantage Outdoor Company, L.P.                          Delaware
 Lamar Advantage Holding Company                                Delaware
 Lamar Oklahoma Holding Company, Inc.                           Oklahoma
 Lamar Advertising of Oklahoma, Inc.                            Oklahoma
 Lamar Benches, Inc.                                            Oklahoma
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
                                                      STATE OR OTHER JURISDICTION
 EXACT NAME OF SUBSIDIARY                                OF INCORPORATION OR
 AS SPECIFIED IN ITS CHARTER                                 ORGANIZATION
 ---------------------------                          ---------------------------
 Lamar I-40 West, Inc.                                          Oklahoma
 Georgia Logos, L.L.C.                                          Georgia
 Mississippi Logos, L.L.C.                                    Mississippi
 New Jersey Logos, L.L.C.                                      New Jersey
 Oklahoma Logos, L.L.C.                                         Oklahoma
 Interstate Logos, L.L.C.                                      Louisiana
 LC Billboard L.L.C.                                            Delaware
 Lamar Ohio Outdoor Holding Corp.                                 Ohio
 Outdoor Marketing Systems, Inc.                              Pennsylvania
 Outdoor Marketing Systems, LLC                               Pennsylvania
 Lamar Advertising Southwest, Inc.                               Nevada
 Lamar DOA Tennessee Holdings, Inc.                             Delaware
 Lamar DOA Tennessee, Inc.                                      Delaware
 Maine Logos, L.L.C.                                             Maine
 Trans West Outdoor Advertising, Inc.                          California
 Washington Logos, L.L.C.                                      Washington
 Lamar Pinnacle Acquisition Co.                                 Georgia
 Missouri Logos, a Partnership                                  Missouri
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